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                        SECURITY AND EXCHANGE COMMISSION
                             Washington, D.C. 20549




                                    FORM 8K
                                 CURRENT REPORT
                     Pursuant to Section 13 or 15(d) of the
                        Securities Exchange Act of 1934


Date of Report (Date of earliest event reported)               April 28, 1998
                                                            --------------------


                            COMPRESSENT CORPORATION
             (Exact name of registrant as specified in its charter)


          Florida                        0-21191                 65-0581474
----------------------------          -----------           --------------------
(State or other jurisdiction          (Commission               (IRS Employer
      of incorporation)                 File No.)            Identification No.)



              2105 Hamilton Avenue, Suite 140, San Jose, CA 95125
          -----------------------------------------------------------
          (Address of principal executive offices including zip code)


Registrant's telephone number, including area code (408) 8790-6600.
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ITEM 5.  OTHER EVENTS.

     Between January 20, 1998 and April 28, 1998 there were several changes in the directors and officers of the Registrant as follows:

     The following director has resigned:

     Name                             Position                     Date
     ----                             --------                     ----

     Edward T. Kalinoski              Director                     4/28/98


     The following were elected as director:

     Name                             Position                     Date
     ----                             --------                     ----

     Joseph S. Kastrup                Chairman of the Board        4/28/98


SIGNATURES

     Pursuant to the requirements of the Securities Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                       COMPRESSENT CORPORATION

                                       By: /s/ Won-Gil Choe
                                           ----------------------------------
                                           Won-Gil Choe
                                           President, Chief Executive Officer


April 28, 1998